UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________________

FORM 8-K

__________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2026

SUPER MICRO COMPUTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	Nasdaq Global Select Market
Depositary Shares, each representing a 1/20th interest in a share of 7.00% Series A Mandatory Convertible Preferred Stock, par value $0.001	SMCIP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition
On November 3, 2026, Super Micro Computer, Inc. (the “Company”) issued a press release (the “Press Release”) announcing unaudited financial results for the quarter ended September 30, 2026. A copy of the Press Release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in, and the exhibit furnished pursuant to, Item 2.02 of this report, including Exhibit 99.1, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 8.01	Other Events

On November 3, 2026, the Company announced that its Board of Directors has declared a cash dividend on the Company’s 7.00% Series A Mandatory Convertible Preferred Stock (the “Mandatory Convertible Preferred Stock”). The Board of Directors declared the cash dividend of $17.50 per share of Mandatory Convertible Preferred Stock, which is equivalent to $0.875 per depositary share. Each depositary share represents a 1/20th fractional interest in a share of Mandatory Convertible Preferred Stock and is listed on the Nasdaq Global Select Market under the symbol “SMCIP.” The dividend is payable on December 1, 2026 to holders of record of the depositary shares as of the close of business on November 15, 2026.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release entitled “Supermicro Announces First Quarter of Fiscal Year 2027 Financial Results” dated November 3, 2026

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: November 3, 2026	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)